UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 24, 2024
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On April 24, 2024, the Company held its Annual Meeting in Choudrant, LA. Of the 31,008,656 shares of common stock eligible to vote at the Annual Meeting, 26,506,448 shares were represented in person or by proxy, representing approximately 85.48% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Elect 15 directors to serve until the 2025 annual meeting of stockholders and until their successors are elected and qualified.

Election of Directors:	For	Against	Abstain	Broker Non-Vote
01 Daniel Chu	16,437,446	5,072,240	398,519	4,598,243
02 James D'Agostino, Jr.	21,484,525	413,814	9,866	4,598,243
03 James Davison, Jr.	21,472,810	425,454	9,941	4,598,243
04 Jay Dyer	21,391,435	481,567	35,203	4,598,243
05 A. La'Verne Edney	21,526,477	365,068	16,660	4,598,243
06 Meryl Farr	21,454,551	443,709	9,945	4,598,243
07 Richard Gallot, Jr.	21,664,595	230,558	13,052	4,598,243
08 Stacey Goff	16,412,830	5,096,156	399,219	4,598,243
09 Michael Jones	20,954,216	930,042	23,947	4,598,243
10 Gary Luffey	21,590,288	307,972	9,945	4,598,243
11 Farrell Malone	21,471,256	424,593	12,356	4,598,243
12 Drake Mills	21,598,261	303,190	6,754	4,598,243
13 Lori Sirman	21,612,686	264,510	31,009	4,598,243
14 Elizabeth Solender	21,385,227	509,826	13,152	4,598,243
15 Steven Taylor	21,703,944	195,215	9,046	4,598,243
Proposal 2 - Approve the Origin Bancorp, Inc. Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
20,980,825	907,126	20,254	4,598,243
Proposal 3 - Approve, on a non-binding advisory basis, the compensation of our named executive officers for 2023.

For	Against	Abstain	Broker Non-Vote
21,463,568	417,116	27,521	4,598,243
Proposal 4 - Ratify the appointment of FORVIS, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Vote
26,308,001	179,620	18,827	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2024	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Senior Executive Officer and Chief Financial Officer